SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549
                   ________________________________________
                                   FORM 8-K
                   ________________________________________

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): June 8, 2007

                              INVICTA GROUP, INC.
              (Exact Name of Registrant as Specified in Charter)
                   ________________________________________

       NEVADA                         4700                   91-2051923
  (State or Other              (Primary Standard           (IRS Employee
  Jurisdiction of          Industrial Classification     Identification No.)
  Incorporation or                   Number)
    Organization)

                     2400 East Commercial Blvd. Suite 618
                           Ft. Lauderdale, FL 33308
                   (Address of Principal Executive Offices)

                                (954) 771-1103
                           (Issuer Telephone Number)

                                     None
        (Former name or former address, if changed since last report.)

[  ]	Written communications pursuant to Rule 425 under the Securities Act (17
CFR 230.425)

[  ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
CFR 240.14a-12)

[  ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))

[  ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))

Item 1. Registrant's Business and Operations.

None.

Item 2.01	Completion of Acquisition or Disposition of Assets

None.

Item 2.02	Results of Operations and Financial Condition.

Pursuant to the disclosures in the Registrant's Form 8-K filed March 29, 2007, as amended March 30, 2007, the Registrant acquired Maupintour LLC ("Maupintour"), a Nevada corporation, and was to perform an audit of their financials within 71 days of March 29, 2007. The 71 days expired on June 8, 2007, and the Registrant has not been able to complete the audit as of the date of filing of this Form 8-K because the corporate accountant was not available; however, the audit is in progress and Registrant will use its best efforts to complete and file within 75 days of the filing of this Form 8-K.

Items 2.03 to 2.05

None.

Item 3. Securities and Trading Markets.

None.

Item 4. Matters Related to Accountants and Financial Statements

None.

Item 5. Corporate Governance and Management.

None.

Item 6. Asset-Backed Securities.

None.

Item 7. Regulation FD.

None.

Item 8. Other Events.

On June 27, 2007, MaupinTour, LLC, a wholly owned subsidiary of Registrant ("Maupintour"), was served with a summons issued by the Supreme Court of New York, Nassau, County, at case number 07-011007 to respond to the claim by Great Eastern Printing Co., Inc., that it is owed $120,438.39 for printing contracted and completed before Registrant purchased the shares of Maupintour. Management has obtained an extension of time to answer or otherwise plead until August 10, 2007, to allow time to determine if the case can be amicably resolved or, in the alternative, if Registrant has the option to rescind the Maupintour March 1, 2007 share purchase agreement.

Item 9. Financial Statements and Exhibits.

None.

                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this 8-K report to be signed on its behalf by the undersigned hereunto duly authorized.

Registrant:					Invicta Group Inc.


Date:	8/1/07					By: /s/ William G. Forhan
 						Mr. William G. Forhan, CEO

 						Invicta Group Inc.


Date:	8/1/07					By: /s/ David Scott
 						Mr. David Scott, COO

 						Invicta Group Inc.


Date:	8/1/07					By: /s/ Mercedes Henze
 						Mercedes Henze, Director